SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                NOVEMBER 15, 1996

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                    Commission                IRS Employer
jurisdiction                      File Number               Identification
of incorporation                                            Number

Delaware                            1-3492                  No. 73-0271280

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On November 15, 1996, registrant issued a press release entitled Halliburton 1996 Fourth Quarter Dividend pertaining, among other things, to an announcement that registrant's board of directors declared a 1996 fourth quarter dividend of 25 cents per share on registrant's common stock, payable December 23, 1996 to shareholders of record at the close of business on December 2, 1996.

         The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated November 15, 1996.















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HALLIBURTON COMPANY




Date:  November 18, 1996                  By: _______________________
                                                Robert M. Kennedy
                                                Vice President-Legal




























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                                  EXHIBIT INDEX



Exhibit                                                        Sequentially
Number                       Description                       Numbered Page

  20                         Press Release of
                             November 15, 1996                      5 of 5
                             Incorporated by Reference
































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